UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report:   December 19, 2005

                          DALECO RESOURCES CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)

          Nevada                      0-12214                        23-2860734
----------------------------    --------------------     ---------------------------------
(State or other jurisdiction    (Commission File No)     (IRS Employee Identification No.)
     of Incorporation)

            120 North Church Street, West Chester, Pennsylvania 19380
            ---------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 610-429-0181


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

      The Registrant amends Part II, Item 6, Exhibits, of its First Amended 10-QSB for the period ending June 30, 2005, as filed with the Securities and Exchange Commission on December 16, 2005, as follows:

      As reported:

            a.    Exhibit 10.38 on Form 8-K dated May 6, 2005

            b.    Exhibit 10.39 on Form 8-K dated May 17, 2005

            c.    Exhibit 10.40 on Form 8-K dated June 24, 2005

            d.    Exhibit 10.41 on Form 8-K dated June 24, 2005

            e.    Exhibit 10.42 on Form 8-K dated June 24, 2005

            f.    Exhibit 10.43 on Form 8-K dated June 24, 2005

            g.    Exhibit 10.44 on Form 8-K dated June 24, 2005

            h.    Exhibit 10.45 on Form 8-K dated June 24, 2005

            i.    Exhibit 10.46 on Form 8-K dated June 24, 2005

            j.    Exhibit 10.47 on Form 8-K dated June 24, 2005

            k.    Exhibit 10.48 on Form 8-K dated June 24, 2005

      Amended to Read:

            a.    Exhibit 10.38 on Form 8-K dated May 6, 2005

            b.    Exhibit 10.39 on Form 8-K dated May 17, 2005

            c. First Amendment Form 8-K dated June 22, 2005 Amending Form 8-K dated December 2, 2004.

            d. Second Amendment to Form 8-K dated June 22, 2005 Amending Registrant's First Amended Form 8-K dated December 1, 2004 Amending Registrant's Form 8-K dated September 14, 2004.

            e. First Amendment on Form 8-K dated June 22, 2005 Amending Registrant's Form 8-K dated May 6, 2005.

            f. First Amendment on Form 8-K dated June 22, 2005 Amending Registrant's Form 8-K dated September 15, 2004.

            g. First Amendment on Form 8-K dated June 22, 2005 Amending Registrant's Form 8-K dated May 17, 2005.

            h. First Amendment on Form 8-K dated June 22, 2005 Amending Registrant's Form 8-K dated December 3, 2004.

            i. First Amendment on Form 8-K dated June 22, 2005 Amending Registrant's Form 8-K dated February 14, 2005.

            j. First Amendment on Form 8-K dated June 22, 2005 Amending Registrant's Form 8-K dated March 16, 2005.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Daleco Resources Corporation
                                     ----------------------------------
                                               (Registrant)

Date:  December 19, 2005

                                           /s/ Gary J. Novinskie
                                     ----------------------------------
                                          Gary J. Novinskie, President

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